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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 2003



                        ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                      1-14323                 76-0568219
(State or Other Jurisdiction of         (Commission            (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)


                 2727 NORTH LOOP WEST, HOUSTON, TEXAS 77008-1044
               (Address of Principal Executive Offices) (Zip Code)


                                 (713) 880-6500
              (Registrant's Telephone Number, including Area Code)
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ITEM 5. OTHER EVENTS.

      On April 21, 2003, Amendment No. 2 to Enterprise Products Partners
L.P.'s and Enterprise Products Operating L.P.'s Registration Statement on Form S-3 (Registration Nos. 333-102778 and 333-102778-01) (the "Registration Statement") was declared effective by the Securities and Exchange Commission. Enterprise Products Partners L.P. is filing this Current Report on Form 8-K to incorporate by reference the following information related to certain experts:


                                     EXPERTS

      The (1) consolidated financial statements of GulfTerra Energy Partners, L.P. ("GulfTerra"), (2) financial statements of Poseidon Oil Pipeline Company, L.L.C. ("Poseidon") and (3) combined financial statements of El Paso Hydrocarbons, L.P. and El Paso NGL Marketing Company, L.P. (the "Companies") all incorporated in the Prospectus dated April 21, 2003 included in the Registration Statement by reference to Enterprise Products Partners L.P.'s Current Reports on Form 8-K dated April 20, 2004 for (1) and (2) and April 16, 2004 for (3), have been so incorporated in reliance on the reports (which (i) report on the consolidated financial statements of GulfTerra contains an explanatory paragraph relating to GulfTerra's agreement to merge with Enterprise Products Partners L.P. as described in Note 2 to the consolidated financial statements, (ii) report on the financial statements of Poseidon contains an explanatory paragraph relating to Poseidon's restatement of its prior year financial statements as described in Note 1 to the financial statements, and (iii) report on the combined financial statements of the Companies contains an explanatory paragraph relating to the Companies' significant transactions and relationships with affiliated entities as described in Note 5 to the combined financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

      Information derived from the report of Netherland, Sewell & Associates, Inc., independent petroleum engineers and geologists, with respect to GulfTerra's estimated oil and natural gas reserves incorporated in the Registration Statement by reference to our Current Report on Form 8-K dated April 20, 2004 has been so incorporated in reliance on the authority of said firm as experts with respect to such matters contained in their report.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            23.1  --  Consent of PricewaterhouseCoopers LLP

            23.2  --  Consent of Netherland, Sewell and Associates, Inc.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENTERPRISE PRODUCTS PARTNERS L.P.

                                    By: Enterprise Products GP, LLC,
                                        as general partner


Date: April 27, 2004                By: /s/ Michael J. Knesek
                                        ----------------------------------
                                        Michael J. Knesek
                                        Vice President, Principal Accounting
                                        Officer and Controller of Enterprise
                                        Products GP, LLC

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                                  EXHIBIT INDEX





    Exhibit No.       Description
    -----------       -----------

       23.1     --    Consent of PricewaterhouseCoopers LLP

       23.2     --    Consent of Netherland, Sewell and Associates, Inc.